UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PEPCO HOLDINGS, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 18, 2012

Pepco Holdings, Inc

Annual Meeting of Stockholders to be held on:

Friday, May 18, 2012 - 10:00 a.m. E.T.

701 Ninth Street, N.W., Edison Place Conference Center (second floor)

Washington, D.C. 20068

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you to receive a copy.

To facilitate timely delivery please make the request as instructed below before May 6, 2012.

TO VIEW PROXY MATERIALS ONLINE:

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25700, where the following materials are available for viewing:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Proxy Card

• 2011 Annual Report to Stockholders

• Directions on attending the Annual Meeting and voting in person

TO REQUEST PAPER OR

ELECTRONIC PROXY MATERIALS:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE: ONLINE: To view the proxy materials and to access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 5:00 p.m. Eastern Time the day before the meeting date.

- OR -

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll-free number to call.

- OR -

MAIL: You may request a proxy card by following the instructions above under “TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS.”

- OR -

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN ITEM 1:

1. Election of 12 directors, each for a one-year term.

NOMINEES:

Jack B. Dunn, IV

Terence C. Golden

Patrick T. Harker

Frank O. Heintz

Barbara J. Krumsiek

George F. MacCormack

Lawrence C. Nussdorf

Patricia A. Oelrich

Joseph M. Rigby

Frank K. Ross

Pauline A. Schneider

Lester P. Silverman

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2:

2. A proposal to approve, on an advisory basis, the Company’s executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 3:

3. A proposal to approve the Pepco Holdings, Inc. 2012 Long-Term Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 4:

4. A proposal to approve the performance goal criteria under the Pepco Holdings, Inc. Long-Term Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 5:

5. A proposal to approve the Pepco Holdings, Inc. Amended and Restated Annual Executive Incentive Compensation Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 6:

6. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2012.

7. To transact such other business as may properly be brought before the meeting.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 18, 2012

PEPCO HOLDINGS, INC.

BROKER LOGO

HERE

Return Address Line 1

Return Address Line 2

Return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 23, 2012

Date: May 18, 2012 Time: 10:00 AM EDT

Location: 701 Ninth Street, N.W.

Edison Place Conference Center

Second Floor

Washington, D.C. 20068

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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- Before You Vote -

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice, Proxy Statement & Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2012 to facilitate timely delivery.

- How To Vote -

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01	Jack B Dunn IV	02	Terence C Golden	03	Patrick T Harker	04	Frank O Heintz	05	Barbara J Krumsiek
06	George F MacCormack	07	Lawrence C Nussdorf	08	Patricia A Oelrich	09	Joseph M Rigby	10	Frank K Ross
11	Pauline A Schneider	12	Lester P Silverman						

The Board of Directors recommends you vote FOR the following proposal(s):

2. A proposal to approve, on an advisory basis, the Company's executive compensation.

3. A proposal to approve the Pepco Holdings, Inc. 2012 Long-Term Incentive Plan.

4. A proposal to approve the performance goal criteria under the Pepco Holdings, Inc. Long-Term Incentive Plan.

5. A proposal to approve the Pepco Holdings, Inc. Amended and Restated Annual Executive Incentive Compensation Plan.

6. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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